Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	103,795.12
Total Transaction Valuation	751,593,926.40
Total Offset Amount	0.00
Net Fee	$ 103,795.12